UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2006
                                                         ----------------

                            Valpey-Fisher Corporation
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

          Maryland                        1-4184               06-0737363
          --------                        ------               ----------
(State or other jurisdiction            Commission            (IRS Employer
      of incorporation)                 File Number       Identification Number)

75 South Street, Hopkinton, MA                                  01748
------------------------------                                  -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (508) 435-6831
                                                    --------------

                                 Not applicable
--------------------------------------------------------------------------------
                     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act.
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

 Item 8.01.   Other Events
 ----------   ------------

 On January 26, 2006, Valpey-Fisher Corporation ("the Company") announced that the Company has been awarded a $250,000 design win from a leading provider of wireless fire detection systems for its low cost surface mount Voltage Controlled Oscillators (VCO) line of products.





                                    Signature
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Valpey-Fisher Corporation


Date:  January 26, 2006                     By: /s/ Michael J. Kroll
                                                --------------------
                                                Michael J. Kroll
                                                Vice President, Treasurer and
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)